SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2002

GENEVA STEEL HOLDINGS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-31020	87-0065504

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Geneva Road, Vineyard, UT	84058

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(801) 227-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
SIGNATURES

Item 5. Other Events and Regulation FD Disclosure

     Effective August 29, 2002, Michael J. Yonker resigned, citing personal reasons, as a member of the board of directors of Geneva Steel Holdings Corp. and all committees thereof.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA STEEL HOLDINGS CORP (Registrant)

Date: September 12, 2002	By:	/s/ Stephen M. Bunker

Stephen M. Bunker Vice President of Finance

2